Exhibit 24

                                POWER OF ATTORNEY

I, J. Thomas May, Officer of Simmons First National Corporation, hereby constitute, appoint and authorize Piper Erwin, Shelly E. McMurtrey, or Randa Edwards to execute on my behalf any Form 3's, Form 4's or Form 5's required to be filed with the United States Securities and Exchange Commission at any time until such time as I revoke this power of attorney in writing.






12/21/2004                                           /s/ J. Thomas May
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  Date                                                   Signature